UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2007

MIDWEST URANIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-113270

(Commission File Number)

36-4536633

(IRS Employer Identification No.)

Suite 1680 – 200 Burrard Street, Vancouver, British Columbia V6C 3L6

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0177

Suite 1925 – 200 Burrard Street, Vancouver, British Columbia V6C 3L6

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On September 25, 2007, John Kinross-Kennedy, Certified Public Accountant, was dismissed as our principal independent accountant, and on October 5, 2007, we engaged Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, as our principal independent accountant. The decision to appoint Dale Matheson Carr-Hilton Labonte LLP was approved by our board of directors and by our audit committee.

John Kinross-Kennedy’s reports on our financial statements for either of the fiscal years ended December 31, 2006 or 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that John Kinross-Kennedy’s reports contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent years ended December 31, 2006 and 2005 and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with John Kinross-Kennedy on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of John Kinross-Kennedy, would have caused John Kinross-Kennedy to make reference to the subject matter of the disagreement in connection with his report on the financial statements for such years.

During the years ended December 31, 2006 and 2005, and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided John Kinross-Kennedy, with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that he furnish us with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which he does not agree. The letter from John Kinross-Kennedy, Certified Public Accountant, stating that he agreed with the disclosure contained herein, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2006 and 2005, and the subsequent interim period through the date hereof, we have not, nor has any person on our behalf, consulted with Dale Matheson Carr-Hilton Labonte LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Dale Matheson Carr-Hilton Labonte LLP provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS

16.1	Letter from John Kinross-Kennedy, dated October 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST URANIUM CORPORATION

By: /s/ Drew Bonnell

Drew Bonnell

President and Director

Date: October 9, 2007

CW1442435.1